Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
SCHEDULE NO. 2
This Schedule No. 2 for Managed Content Hosted Managed Service (this “Schedule”), effective as of April 25, 2007, (“Effective Date”) is entered into by and between Rural Cellular Corporation (“Customer”) and Ericsson Inc. (“Ericsson”). As of the Effective Date, this Schedule replaces in its entirety the Statement of Work – Managed Content Services effective as of January 19, 2005, as amended (the “Managed Content SOW”). This Schedule is a part of and subject to the terms and conditions set forth in the Hosted Managed Services Agreement, effective as of April 25, 2007 between Customer and Ericsson (“HMS Agreement”). In the event of a conflict between the terms of the HMS Agreement and those of this Schedule, the terms of this Schedule will prevail.
1	Scope and Definitions
1.1	This Schedule includes the following documents:
1.	Exhibit A1 – Managed Content Services Description

2.	Exhibit A2 – Responsibility Matrix

3.	Exhibit A3 – Key Performance Indicators

4.	Exhibit B — Credit Request Form

5.	Exhibit C – Content Provider List and Minimum Amount

6.	Exhibit D – WAP Portal Enhancements

7.	Exhibits E-1 to E-4 – Flow Through Provisions for certain Content

8.	Exhibit F – Acceptance Test Documents
1.2	All amendments to this Schedule must be recorded in writing, signed by both parties and implemented in accordance with the Change Control Procedure set forth in Exhibit B of the HMS Agreement

1.3	All capitalized terms set forth herein and not otherwise defined shall have the definitions provided in the HMS Agreement. For the purposes of this Schedule:

“Active Subscriber” means each unique Subscriber who accesses one or more Premium Links during a particular month.

“Commercial Launch Date” means the date upon which Customer commences use of the Managed Content Services other than for the express purpose of training or testing as agreed between Ericsson and Customer in writing prior to Acceptance.

“Content” means the data, information and services (such as, but not limited to, Ringtones and Java Applications) selected by Customer as being licensed hereunder and made available to Customer by Ericsson. The Content includes MMS Alerts and Downloadable Content and is listed in Exhibit C, as amended from time to time by mutual written agreement of the parties.
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
“MMS Alerts” means Content that is provided through the push content service based on MMS messaging, in accordance with this Schedule.

“Minimum Amount” is the minimum amount set out in Exhibit C.

“Portals” means the WAP Portal defined below and the Web Subscription Portal both described in Exhibit A1 through which Subscribers can access Content.

“Premium Link” means a link on the WAP Portal to content other than the Content listed in Exhibit C. The Premium Links currently on the WAP Portal are listed in Exhibit D and are subject to change by Ericsson as set out in Exhibit D.

“Subscriber” means any end-user or subscriber of Customer who is provisioned to (i) receive any of the MMS Alerts listed in Section 1 of Exhibit C, (ii) browse the portals described in Exhibit D, or (iii) receive any of the Downloadable Contents listed in Section 2 of Exhibit C.

“Territory” means the wireless markets covered by Customer in the United States of America.

“Downloadable Content” means Content that can be downloaded by Subscribers in accordance with this Schedule.

“WAP Gateway” or “Mobile Internet Enabling Proxy (MIEP)” means the hardware and software implemented in the Ericsson hosting environment that supports WAP sessions.

“WAP Portal” means a WAP site configured for the use of Subscribers with a WAP capable handset.

2	Term of Hosted Managed Services

Prior to the Effective Date, Ericsson provided Customer with the Managed Content Services pursuant to the terms and conditions in the Managed Content SOW. This Schedule is effective as of the Effective Date and shall continue until June 19, 2008 (the “Term”). Either party may indicate to the other its intention to renew this Schedule by a further term of one (1) year by providing a written notice at least 120 days before the expiry of the Term. The other party may then agree to so extend the Term by providing the first party with a notice to such effect at least 90 days before the expiry of the Term, failing which, this Schedule will terminate at the expiry of the Term.

3	Description of Hosted Managed Services

Ericsson will provide the services and features described in Exhibit A1 (the “Managed Content Services”).

4	Acceptance

The parties acknowledge that the Managed Content Services were accepted on January 25, 2005 (“Acceptance”).
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
5	Fees

5.1	Initial Fee:

Ericsson acknowledges receipt from Customer of the Initial Fee of $*** and the integration fee of $*** set out in the Managed Content SOW.

5.2	Content Fee: 5.2.1 Customer agrees to pay to Ericsson a monthly fee, due on the first business day of each calendar month during the Term, in an amount equal to:
(a)	for Downloadable Content, the percentage indicated in Exhibit C as being the “Ericsson Revenue Share” for the relevant type of Downloadable Content, of the Retail Price (as defined below) of the Downloadable Content Purchased (as defined below) by Subscribers during the month, but in any event, no less than the Minimum Amount for each such Downloadable Content type as set out in Exhibit C; and

(b)	for MMS Alerts, the percentage indicated in Exhibit C as being the “Ericsson Revenue Share” for the relevant type of MMS Alert, of the Retail Price (as defined below) of all MMS Alert subscriptions in effect at any time during the month, but in any event, no less than the Minimum Amount for such MMS Alert type as set out in Exhibit C.
In no event will the total Content Fee (including the fee for Downloadable Content and MMS Alerts) payable by Customer during each month be less than $***. Ericsson agrees to negotiate in good faith with Customer on a case by case basis to provide Customer with opportunities to offer Downloadable Content at promotional rates by reducing the Minimum Amount Customer pays for the limited period of the promotional event.
5.2.2 The Downloadable Content will be considered “Purchased” by the Subscriber, when the Subscriber accepts to purchase such Downloadable Content via their handset or via the Web Subscription Portal and Ericsson successfully delivers the CDR for that Downloadable Content to Customer.
5.2.3 The “Retail Price” of Content shall be equal to the price established by Customer for the relevant Content, as communicated to Ericsson at least 20 business days before the price is offered to Subscribers.
5.2.4 Should Customer require content in addition to the Content specified in Exhibit C, the cost of integration and the monthly fee for such content will be negotiated and agreed upon in writing in accordance with the Change Control Procedure set forth in the HMS Agreement.
5.2.5 Customer will provide written notice to Ericsson with respect to any Content for which it claims a credit, in the form of the Credit Request Form set out in Exhibit B. If after reasonable verification Ericsson confirms that the Content was
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
defective, Ericsson shall issue a refund, equal to the amount paid to Ericsson for the defective Content that shall be applied to the Customer’s next monthly invoice.
5.3	WAP Service Fee:
5.3.1 RCC acknowledges that Ericsson has upgraded, the system utilized to provide the Managed Content Services (the “System”) to Customer to support the new WAP Service levels defined in Exhibit D.
5.3.2 As of the Effective Date, Ericsson will support the service described in Exhibit D (the “Premium WAP Content Service”).
5.3.3 Commencing as of the Effective Date, the monthly WAP Service Fee will equal $*** times the number of Active Subscribers during that month. In no event shall the monthly WAP Service Fee be less than $*** or more than $***.
5.4	If Ericsson creates new functionality with respect to managed content that provides (i) an adult content rating system or (ii) controls limiting access to adult content, then Ericsson will make such new functionality available to Customer on terms comparable to the terms Ericsson offers customers similar to Customer.
5.5	Customer will, within 10 days after the Effective Date and on or before January 15th of each year thereafter during the Term, issue a Purchase Order with a blank amount “Blanket Purchase Order” and Ericsson will issue monthly invoices against such Blanket Purchase Orders for the fees due hereunder.
5.6	Ericsson will audit the System by the fifth day of each month during the Term, starting with the 5th of March, and will, no later than the 25th day of each month, generate an invoice and a report for the period starting on the first day of the previous month and ending on the last day of the previous month. The report will include the following information: (i) the number of MMS Alerts subscriptions by MMS Alert type in effect at any time during the previous calendar month, (ii) the number of Downloadable Content downloads by Content type Purchased by Subscribers during the previous calendar month, and (iii) the number of Active Subscribers during that month. The invoice will set out the Content Fee and the monthly WAP Service Fee payable to Ericsson as set out above. Notwithstanding the foregoing, no audit referenced in this section shall interfere with or in any way downgrade the operation of the System. Customer shall pay the amount of the invoice within the 30 days following the date of the invoice. Customer has full rights to review and to provide to Ericsson a notice of dispute with respect to the audit results within the sixty days following the date of the invoice. Any notice of dispute must contain the following information: (i) the number of MMS Alerts Subscriptions by Content type being disputed during the calendar month and the reason for the dispute (ii) the number of Downloadable Content downloads by Downloadable Content type being disputed during the calendar month and the reason for the dispute, (iii) the disputed number of Active Subscribers during the month and the reason for the dispute. Ericsson will respond within the thirty days following its receipt of such notice of dispute with clarification of the disputed items, corrections to the report or adjustments to the invoices. If necessary, reconciliation will be made on the next invoice. If the parties cannot reach an agreement with respect to the disputed invoice within 150 days of the date of the invoice, Ericsson’s KAM Vice President and Customer’s Vice President of Product Development will meet within 15 days of a notice by either party to the other, with
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
the intention of resolving the dispute. If the dispute cannot be resolved after 30 days the parties have the option to invoke the dispute resolution process set out in the HMS Agreement.
5.7	The credit due to Customer pursuant to section 11 of the HMS Agreement shall be equal to *** of the total monthly fee (including the Content Fee set out in Section 5.2 and the WAP Service Fee set out in Section 5.3) for every day, or substantial portion thereof, during the month in which the service level set forth in Exhibit A-3, Section 1 is not met or the Managed Content Services do not operate in accordance with the specifications set forth in this Schedule which are material to Customer revenues. If Ericsson fails to meet the service level set forth in Exhibit A-3 for three (3) consecutive calendar months, then Customer shall have the right to terminate this Schedule upon written notice of thirty (30) days and Ericsson shall provide Customer with reasonable co-operation with respect to transition to an alternative managed content service.
6	License Provisions and Obligations
6.1	Ericsson hereby grants to Customer during the Term a non-exclusive, non-transferable license in the Territory to use, display, reproduce, distribute, and make available the Content to Subscribers and permit Subscribers to use the Content on the mobile wireless devices, including the right to allow Subscribers to access and download the Content from the Portals.
6.2	The provisions of Section 7 of the HMS Agreement with respect to “Software” will apply to the Content provided by Ericsson to Customer hereunder. Without limiting the generality of the foregoing, Customer shall not decompile or reverse compile, reverse engineer or reverse assemble, change or otherwise modify the Content without the express written consent of Ericsson. Customer shall include language in Subscriber agreements prohibiting Subscribers from performing any of the above mentioned activities.
6.3	Customer grants to Ericsson a non-exclusive, non-transferable, non-sublicenseable, royalty-free limited right and license to use the service marks, trade marks, trade names, slogans, logos, designs and promotional material created or used by Customer (collectively, the “Customer Marks”), in connection with Ericsson’s hosting of the Portals and the Content for Customer. Ericsson shall comply with all rules and procedures pertaining to the Customer Marks prescribed by Customer from time to time of which Ericsson has been notified by Customer (collectively, the “Trademark Rules”). All use of the Customer Marks inures to the sole and exclusive benefit of Customer. Any unauthorized use of the Customer Marks, any alteration or defacement of the Customer Marks, or any use not in compliance with this Schedule or the Trademark Rules, by Ericsson or its personnel shall constitute infringement of Customer’s rights and a breach in a material respect of this Schedule. Ericsson acknowledges that it has no rights in or to the Customer Marks except as provided herein, and shall not acquire any rights in the Customer Marks or expectancy of their use as a result of any use of the Customer Marks by Ericsson. In the event this Schedule is terminated, Ericsson shall have no further rights to use the Customer Marks and shall immediately cease all use of the Customer Marks and shall deliver the originals and all copies of all materials bearing the Customer Marks to Customer, except for Customer Marks appearing on past records maintained by Ericsson.
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
6.4	Customer will use commercially reasonable efforts to promptly notify Ericsson in writing upon Customer’s discovery of any unauthorized use or infringement of the System or the Managed Content Services or Ericsson’s copyright, trademark or other intellectual property rights and will reasonably co-operate with Ericsson in any action it may take with respect to such use or infringement.
6.5	The parties acknowledge that Ericsson shall have the ability to gather Subscriber usage data and other Subscriber information generated as a result of the operation of the Portals. Customer authorizes Ericsson to use this information only for the development of marketing activities agreed upon by both parties. Ericsson’s use of such information shall be in accordance with Customer’s established privacy policies of which Ericsson has been notified and all applicable laws, rules and regulations. All agreements entered into by Customer with Subscribers and third parties in relation to the Managed Content Services will be consistent with the provisions of this Schedule.
6.6	Both parties agree to meet at least twice a year to review the subscriber forecast and the scheduled Ericsson content offerings (as currently detailed in Tables 1 and 2 of Exhibit C) to support the Subscribers. Tables 1 and 2 of Exhibit C will be subject to change from time to time by mutual written agreement of the parties.
6.7	With respect to Content purchased by Ericsson from ESPN, EMI Music Marketing, UMG Recordings, Inc or Warner Music Inc. and made available to Customer, additional provisions, set out in Exhibits E-1, E-2, E-3 and E-4 will apply.
6.8	Subject to the provisions set out in the first two sentences of Section 14 (d) of the HMS Agreement, Ericsson’s Managed Content Services will comply with all applicable government regulations.
7	Additional Exclusions
7.1	In addition to the exclusions provided in the HMS Agreement, the following exclusions will apply:
(a) For avoidance of doubt, the role of Ericsson under this Schedule is that of a service provider (and not a content provider). Customer hereby acknowledges and agrees that Ericsson does not create or have any control of the Content, which will be provided by third parties and that Ericsson will have no liability resulting from, arising out of or in connection with any of the Content or the use or distribution thereof. Without limiting the foregoing, Customer agrees as follows:
(i) Ericsson will not be responsible or liable for any link contained in the Content, or any changes or updates to the Content. Ericsson is not responsible for any form of transmission received from any Content nor is Ericsson responsible if the Content is not working appropriately.
(ii) The provision of Content by Ericsson does not imply endorsement by Ericsson of a particular site or any association with its operators. Customer and the Subscribers are responsible for viewing and abiding by the privacy statements and terms of use posted on the Content site or link.
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
IN WITNESS WHEREOF, Ericsson and Customer have caused their respective authorized representatives to execute this Schedule as of the Effective Date.

SIGNED for and on behalf	SIGNED for and on behalf
of Rural Cellular Corporation	of Ericsson Inc.

/s/ Ann Newhall	/s/ Brian Mihelich

Name: Ann Newhall	Name: Brian Mihelich
Title: Chief Operating Officer	Title: VP Sales
Date: April 25, 2007	Date: April 27, 2007
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
EXHIBIT A1
CONFIDENTIAL TREATMENT REQUESTED
MANAGED CONTENT SERVICES DESCRIPTION
1	Managed Content Services Description
1.1	Managed Content Subscriber Features
The following Table A1.1 describes the features included in the Managed Content Services.

Item Number	Description
1 MMS Content Alerts Content	1. MMS Content Alerts Functionality

Ability to subscribe to content and have it pushed to the end-user including:

a) Send Content via SMTP or MM7 based on subscription information.

b) Ability to charge Subscribers for Managed Content Generate Billing events based on Call Detail Records (“CDR”) to be provided by Ericsson.

2. Web Subscription Portal

Content Subscription WEB GUI integrated into existing operator portal

a) Web site that allows consumers to subscriber/un-subscribe to MMS content feeds

b) Allow for user-configurable fields to further customize feeds (location, age, preferences, likes, dislikes)

3. Content Provider Recruitment

a) Ericsson will recruit content providers for the platform

4. Content Integration

a) Ericsson will format and integrate all content into the Managed content delivery system

b) Ericsson will pass content provider XML feeds and formats for MM7 delivery

5. Content Settlement

a) Ericsson will pay all fees for the content provided to the content owners
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item Number	Description
1. Downloadable Content	1. WAP Functionality

Ability to select and download content from a mobile device including:

a) Download Downloadable Content based on mobile device capabilities.

b) Ability to charge Subscribers for Managed Content Generate Billing events based on Call Detail Records (“CDR”) to be provided by Ericsson.

2. WAP Portal

WAP GUI integrated into portal

Web site that allows to browse content offering and download content

3. Content Provider Recruitment

(b) Ericsson will recruit content providers for the platform

4. Content Integration

a) Ericsson will format and integrate all content into the Managed content delivery system

b) Ericsson will format content for delivery via WAP Gateway (MIEP)

5. Content Settlement

a) Ericsson will pay all fees for the Content provided to the content owners

3. WAP Gateway	Ericsson will supply a hosted WAP Gateway for WAP browsing and downloads on WAP enabled handsets
Table A1.1
Additional customization and future functionality to the Managed Content Services are considered out-of-scope for the initial release of the Managed Content Services. If Customer requests such customization and future functionality, Ericsson will provide Customer with a price quote based upon Customer’s requirements. Customization and future functionality services are contingent upon Customer agreeing to the quoted price and authorization for Ericsson to proceed with the provision of such services as set forth in Exhibit B of the HMS Agreement.
1.2	Implementation Services
1.2.1	Managed Content Alerts Content integration
Table A1.2: Managed Content Alerts Content integration points.
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description
Alerts Web Subscription Portal	Ericsson will provide a Web Portal for the subscriber to select Managed Content Alerts content and delivery. The Web Portal will be linked to Customer’s existing web site. Customer will be responsible for all bandwidth necessary for Web Subscription Portal

MM7 Integration	Ericsson shall provide integration from Managed Content Alerts system to MMC MM7 interface

Billing Mediation Integration	Ericsson shall provide necessary configuration services to set up a standard FTP interface over an IP link for CDR delivery. The CDRs will be distributed in ASCII format.

Customer Care Interface	Ericsson shall provide a web based customer care tool for Customer’s use in supporting the end user . The customer care tool is intended for Customer’s customer support personnel, and not the Subscribers.

Transmission/Transport Requirements	Customer is responsible for connectivity to Ericsson’s hosting point of presence at the Ericsson’s hosting facility.

Content Integration	Ericsson shall integrate and format Content for the platform

Content Provisioning	Ericsson shall secure 10 content feeds at Commercial Launch Date. Thereafter, Ericsson will add one content feed, on average per month.

Terminal Verification	Ericsson will validate the MMS content towards all MMS terminals that have been validated as part of the MMS & WAP Hosted Services agreement
Table A1.2
1.2.2	Downloadable Content integration
Table A1.3: Managed Downloadable Content integration points.

Item	Description
Web Portal	Ericsson will provide a web Portal for the Subscriber to select Downloadable Content for download to the Subscriber’s mobile device. The web portal will be linked to Customer’s existing Web site. Customer will be responsible for all bandwidth necessary for web portal

WAP Portal Integration	Ericsson shall provide integration of the WAP Portal to the WAP gateway.

Billing Mediation Integration	Ericsson shall provide necessary configuration services to set up a standard FTP interface over an IP link for CDR delivery. The CDRs will be distributed in ASCII format.

WAP Gateway (MIEP) Integration	Ericsson shall provide integration of the WAP Gateway towards the Customer packet data network.

WAP Authentication	Ericsson shall provide integration of the WAP Gateway towards the Customer RADIUS server for authentication.

Transmission/Transport Requirements	Customer is responsible for connectivity to Ericsson’s hosting point of presence at the Ericsson’s hosting facility.

Customer Care Interface	Ericsson shall provide a web based customer care tool for Customer’s use in supporting the end user. The customer care tool
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Item	Description
is intended for Customer’s customer support personnel, and not the Subscribers

Content Integration	Ericsson shall integrate and format content for the platform

Content Provisioning	Ericsson shall secure ring tones, images and java games to be available at Commercial Launch Date. Thereafter, Ericsson shall secure additional content on an as needed basis and as agreed basis.

Terminal Verification	Ericsson will validate the Downloadable Content towards 8 terminals (CDMA & GSM) in total at system launch. Additionally, Ericsson shall validate Downloadable Content towards 2 additional terminals per quarter.
Table A1.3
If Customer requests integration services not expressly included in this Schedule, Ericsson will provide Customer with a price quote based upon Customer’s requirements. The provision of additional integration services is subject to Customer’s agreement to the quoted price and authorization to Ericsson to proceed in accordance with Exhibit B to the HMS Agreement.
1.3 Reporting Services

Item Number	Description
1. Managed Content Performance Report	Managed Content Performance Report indicating current and historical performance data of the Managed Content Services by the end of every month. The report should contain, at a minimum:

a. Number of Managed Content Alerts Subscriptions by content type

b. Number of WAP Downloads by content type

c. KPI monthly values.

2. Managed Content Services Usage Report	Managed Content Services Usage Report indicating Subscriber use of the Managed Content Services.
Table A1.4
New reports or additional information requested by Customer to be an amendment of an existing report will be handled by the Change Management Procedure, as defined in Exhibit B of the HMS Agreement.
1.4	Operations Services
During the Term of this Schedule, Ericsson will manage and operate the System and provide the Managed Content Services in compliance with mutually agreed upon work level agreements and as set forth in Exhibit A2 and Exhibit A3.
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
1.4.1	System Updates
System updates (i.e., same or higher functionality as previous platform) for all Managed Content nodes will be implemented at no additional charge to Customer, when, in Ericsson’s determination, such updates are necessary to meet the performance commitments of this Schedule. Ericsson shall provide reasonable advance written notice to Customer any such System updates. In no event shall such notice be less than fifteen (15) days.
Additional Managed Content hardware and software will be deployed at no additional charge to Customer, to maintain current and future system performance goals according to Subscriber growth forecasts provided by Customer in accordance with this Schedule.
1.4.2	Performance Management
Ericsson will record and analyze statistical data from the System to ensure that the System is operating in accordance with the Service Levels set forth in this Schedule.
1.4.3	Fault Management and Recovery
Ericsson shall identify and remedy all material failures of the System in accordance with the specifications set forth in this Schedule. Fault Management and Recovery escalation, notification and response times are described in Exhibit A3. The activities to be performed by Ericsson include:
•	Log faults and alarm handling activity.
•	Handle alarms according to instructions in System library.
•	Investigate reported faults by using System library and normal diagnostic functions, with assistance from Ericsson’s Support Center.
•	Correct all faults, with assistance from Ericsson’s Support Center, if necessary.
•	Issue customer support requests (“CSRs”) to Ericsson’s Support Center.
•	Communicate Fault Management and Recovery progress to Customer.
•	Coordinate troubleshooting activity with Customer’s Network Operations Center (NOC).
1.4.4	Data Handling
At no additional charge to Customer, Ericsson will provide data management for the System (exclusive of Subscriber provisioning). The activities to be performed by Ericsson are:
•	Regularly execute scheduled security and database recovery backups.
•	Implement software updates and enhancement packages into the System.
•	Back up the System data nightly. Ericsson will maintain the backup operational data for five (5) calendar days. After five (5) calendar days the backup data will be destroyed.
•	Unretrieved end user data will expire after three (3) days.

•	Data included in the backup consists of:
•	Call Data Records o

•	Subscriber Database (provisioning information only)

•	System configuration data
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
1.4.5	Maintenance
At no additional charge to Customer, Ericsson will provide the following routine maintenance for the System in accordance with Ericsson’s recommended schedules:
•	All preventive maintenance specified by any third party hardware/software component of the System.
•	Validity testing of security and database backups.
•	Monthly preventive inspections and maintenance of the System, including general adjustments and cleaning.
•	General System fault software correction maintenance.
•	Replacement of faulty hardware units.
2	Trouble Response Performance

2.1	Severity Levels
A Severity Level will be assigned to each problem, based on the severity definitions shown below. Ericsson will complete a detailed analysis and assessment of the reported problem and assign the Severity Level to remain consistent with the definitions shown below. The term “traffic” used in the table below shall mean a Managed Content Message.

Severity	Description
EMERGENCY	Customer is effectively unable to provide the Managed Content Services to its Subscribers.

Examples:

A complete outage of critical service

A reoccurring temporary outage of a critical service

Inability to provision a critical service

Loss of substantial billing data

Substantial inability to service Subscriber help requests

HIGH	The ability of Customer to provide the Managed Content Services is significantly limited or degraded and/or the System is interrupted and restored but a high risk of reoccurrence of the fault exists)

Examples:

A significant degradation of a critical service occurs

Results of critical services are materially different from those described in the product definition

MEDIUM	Severe problems or disturbances affecting a specific area of functionality, but not the whole system.

Serious disturbance with impact given to end-user services. [Examples:

Degraded performance or incorrect behavior of a specific area of functionality, but not the whole system.

Recent modifications cause services to operate in a way that is materially different from those described in the product definition for non-essential features

LOW	General consultation and minor problems that have a minor effect on the functionality of the product.

Problem encountered; irritant; minimal impact to business operation process.

Examples:

Faults that do not disturb traffic or cause any loss of service such as incorrect System printouts, documentation faults, and minor design imperfections. Operational questions.

A small system delay occurred, but no loss of data is experienced
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Severity	Description
A minor application error occurred Documentation errors.
Table A1.5
Table A1.6 lists the Remedy, Restoration, and Response Times for each severity level, and the accuracy. Ericsson shall utilize commercially reasonable efforts to achieve these time and accuracy targets.

		Remedy	Restoration	Response
Severity	Accuracy	Time	Time	Time
Emergency	90%	4 Hours	10 Days**	15 min
High	70%	8 Hours	15 Days**	1 hour*
	90%	24 Hours
Medium	90%	24 Hours	30 Days**	30 min
Low	90%	7 days	60 Days**	8 Hours*

*	Working hours

* *	Working Days
Table A1.6
“Remedy” means the restoration of normal service through a workaround or other temporary fix. The fault has been solved but a final solution is not yet in place.
“Remedy Time” is the time from when a fault is acknowledged until a Remedy has been found.
“Restoration Time” is the time from when a fault is reported to Ericsson until final resolution of the fault.
“Response Time” is the time from when a fault is reported to Ericsson until acknowledgement of the event. Measuring of response time will be done in hours and minutes.
“Working Days” are Monday to Friday, US holidays excluded.
“Working Hours” are 8:00 am to 5:00 pm Central Standard Time on a Working Day.
Ericsson will provide System support, monitoring and maintenance of the Managed Content Services, 24 hours per day, 7 days per week (“24/7”). The parties will provide each other with immediate notice of any Managed Content Services-affecting issues or suspected faults through each other’s Network Operations Center (“NOC”). Ericsson shall respond to any such issue immediately upon receipt of a disturbance alarm from the Managed Content platform.
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
Ericsson shall perform planned/scheduled maintenance during a five-hour maintenance window between 12:00 a.m. and 5:00 a.m., Central Time, unless mutually agreed otherwise by the parties. Ericsson shall use commercially reasonable efforts to avoid System downtime during maintenance window hours. In the event Ericsson anticipates that System downtime during scheduled maintenance will exceed six (6) hours in any thirty (30) day period, Ericsson shall notify Customer thereof, and the parties will mutually determine how to minimize any disruptive effects of such downtime.
Except in the case of emergencies, Ericsson shall provide Customer with at least five (5) business days notice prior to performing scheduled maintenance. Maintenance performed with less than two (2) business days notice prior to authorization will not be considered “scheduled maintenance” as such term may be interpreted in this Schedule.
Ericsson shall adhere to the requirements of the Service Level Description, including but not limited to, the Quality of Service Levels and Key Performance Indicators included in Exhibit A3.
2.2	Customer Support Requests
For CSRs reported on Ericsson’s telephone Network Management Center toll-free number, Fault Management and Recovery support shall be provided by Ericsson 24/7. The Service is focused on ensuring a quick restoration of the Managed Content in the event of an Emergency.
In an Emergency, an Ericsson Network Management Center representative with appropriate skills and System knowledge will respond to the Managed Content alarm in the response time set forth in Ericsson lead-times specified on Table A1.5 of this Schedule.
Emergency Service is considered completed when an agreed solution is reached or when the Managed Content Services and System operate in conformance with the specifications set forth in this Schedule (as it may be amended in accordance with the change management procedures set forth herein). Within 48 hours of the Remedy of a fault, Ericsson will provide Customer with a written report, containing a detailed description of the disturbance, corrective action, and recommendations of future actions.
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
EXHIBIT A2
CONFIDENTIAL TREATMENT REQUESTED
RESPONSIBILITY MATRIX
1 Summary of Service Scope
The Managed Content Services processes are divided into three domains, as set forth below:

Domains
	Network Operation	Planning and
	& Maintenance	Design	Implementation
Processes	• Operations Management and Control	• Service Performance and Capacity Management	• Service Capability Delivery

	• Service and Network Assurance	• Customizations
Customizations
Review requests for changes and customizations from Customer and implement based upon process described in Exhibit B of the HMS Agreement.
Operations Management and Control
Ensure that the operational system and operational capabilities (i) are set-up and executed to fulfill the KPI’s and Service Level as defined in Exhibit A3, and (ii) maintain the over-all control of the network facing operations.
Service and Network Assurance
Optimize services and network resources and maintain KPIs as defined in Exhibit A3 for the installed Managed Content Services capability.
Service Performance and Capacity Management
Optimize performance of the System, (considering cost, quality, utilization, capability expansion and retiring) according to performance targets set in Exhibit A3.
Service Capability Delivery
Build and rollout service and network capabilities according to mutually agreed schedules.
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
1.1	Definitions
The following RASCI characters used in the tables below are defined as:
R = Responsibility for performing the deliverables
A = Approval to be given by Customer / Ericsson
S = Support to be given by Customer / Ericsson
C = Customer / Ericsson must consult Customer / Ericsson
I = Customer / Ericsson must provide information to Customer / Ericsson
2	Operations Management and Control

Responsibilities
SYSTEM HOSTING	Customer	ERICSSON	Remarks	References
Activities

Facilities and Transmission		R

Intra Managed Content node transmission		R

Deliverables

Managed Content to MMS-C Connectivity	I	R	Transmission
Table A2.1

Responsibilities
MANAGEMENT AND REPORTING	Customer	ERICSSON	Remarks	References
Activities

Operations management	S/I	R

Operations performance reporting	S/I	R

Deliverables

Managed Content Services Performance Report	I	R	Customer may audit results

Managed Content Network Status Report	I	R	Customer may audit results
Table A2.2
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Responsibilities
CONTINUOUS IMPROVEMENT	Customer	ERICSSON	Remarks	References
Activities

Continuous control and evaluation of processes and procedures	R	R	Customer responsible for dedicated resource/interface to process

Operations quality performance and control	S/I	R

Deliverables

Update of relevant documents	I	R

OVERALL Managed
Content NETWORK	Responsibilities
PLANNING AND CONTROL	Customer	ERICSSON	Remarks	References
Activities

High level planning	I	R

Configuration control	I	R

Deliverables

Reliable records of Managed Content network configuration		R
Table A2.3
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
Table A2.4

Responsibilities
OPERATIONS CAPABILITY MANAGEMENT	Customer	ERICSSON	Remarks	References
Activities

Interface management	S	R

Support systems and communication management		R

People support and scheduling		R

Workplace facilities support		R	For NMC

Security management	I/R	R	Customer responsible for Billing

Secure storage of all data backup tapes	R	R	Customer responsible for Billing

Deliverables

Working Level Agreement with Customer	R	R

Security policy for Managed Content managed services	I	R

Data backup log	R	R	Customer responsible for Billing

Disaster recovery plan for System	R	R
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
3 Service And Network Assurance
3.1 Service Quality Management

Responsibilities
SURVEILLANCE	Customer	ERICSSON	Remarks	References
Activities

Network Monitoring	I	R

Complaint Handling (support to Customer Care)	I/R	S

Event Logging and Administration	I	R

Deliverables

System Status Report	I	R

Trouble Reports	I	R

Event Logs	I	R
Table A2.5

MAINTENANCE AND	Responsibilities
REPAIR	Customer	ERICSSON	Remarks	References
Activities

On-site maintenance		R

Inventory, management of spare parts and fault part handling		R

Deliverables

Maintenance plan	I	R

Preventive maintenance		R	Not applicable when performed as scheduled maintenance
Table A2.6
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Responsibilities
SERVICE QUALITY MANAGEMENT	Customer	ERICSSON	Remarks	References
Activities

Quality performance assessment – short term	I	R

Quality performance optimization		R

Deliverables

System Status Report to Customer	I	R

Action Plan when required	A	R
Table A2.7

Responsibilities
PROBLEM MANAGEMENT	Customer	ERICSSON	Remarks	References
Activities

Problem Analysis and Fault Localization		R

Service problem management		R

Managed Content Network problem management		R

Deliverables

Problem categorized	R	R	Based on party
opening TT

Problem recorded in Trouble Ticket	I/R	R/I	Based on party
opening TT

Customer management notified of service-affecting problems	I	R

Customer ’s management informed of serious problems	I	R

Define and implement problem resolution	I	R

Detailed report on problem resolution	I	R
Table A2.8
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
Table A2.9

RESOURCE DATA COLLECTION AND	Responsibilities
CONTROL	Customer	ERICSSON	Remarks	References
Activities

Performance data management		R

Transfer of billing data (CDRs) to Customer billing platforms	R	S/I

Assurance of billing data dispatch (CDR)	R

Deliverables

Performance data stored	I	R

Billing data (CDRs) delivery	R	S

Responsibilities
SYSTEM UPGRADE MANAGEMENT	Customer	ERICSSON	Remarks	References
Activities

Product release information – Ericsson System	I	R
System upgrade – Ericsson System	I	R

Deliverables

Product documentation – Ericsson	I	R

System upgrade implementation plan - Ericsson System	I	R
Table A2.10
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
4 Service Performance and Capacity Management

Responsibilities
SERVICE PERFORMANCE	Customer	ERICSSON	Remarks	References
Activities

Performance assessment – long term	I	R

Performance optimization		R

Performance assessment – reporting		R

Deliverables

Suggestions for capacity expansions	I	R

Suggestion plan for optimization	I	R

Performance report for Customer	I	R
Table A2.11

Responsibilities
SERVICE CAPACITY PLANNING	Customer	ERICSSON	Remarks	References
Activities

Subscriber Forecasting	R	I

Service Capacity Planning	S	R

Deliverables

Subscriber Forecast Projection Report	R	I

Expansion Plans (matching traffic forecasts)	I	R

Nominal Plan Update Suggestion	I	R
Table A2.12
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
Table A2.13

Responsibilities
CONTENT PROVISIONING	Customer	ERICSSON	Remarks	References
Activities

Recruit Content Providers	I	R

Format Content	I	R

Integrate Content to Platform

Deliverables

Content Roadmap	I	R

Content Usage Report	I	R

Content Integration Schedule	I	R
5 Customizations

Responsibilities
Customization Responsibilities	Customer	ERICSSON	Remarks	References
Activities

Customization Requirements	R	S

Submit Change Request Form	R	I/A

Purchase Order Commitment	R	I

Installation	S	R

System integration	S	R

Feature Hand-over and Acceptance	A	R

Deliverables

Quick Study	I	R

Installation and Integration Plans	A	R

Test Plan	A	R

Documentation, (e.g. test reports, outstanding items list, etc.)	I/A	R
Table A2.14
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
6 Service Capability Delivery

FEATURE INSTALLATION AND
INTEGRATION	Responsibilities
ERICSSON SUPPLIED EQUIPMENT	Customer	ERICSSON	Remarks	References
Activities

Sales and Order Handling		R

Project Management	S	R

Integration Analysis	I	R

Site Engineering & Interconnectivity	S	R

Product Configuration	S	R

Installation		R

System Integration		R

Deliverables

Installation and Integration Plans		R

Test Plan	S	R

Feature Test Report	A	R

Specification for Interconnectivity	R	R

Site Requirements		R	All Managed Content nodes

Documentation, (e.g., test reports, inventory list, outstanding items list etc.)	I/A	R
Table A2.15
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
EXHIBIT A3
KEY PERFORMANCE INDICATORS
Key Performance Indicators
The Key Performance Indicators for the Managed Content Services are (i) the Web GUI Availability Level for the WAP Portal, (ii) the Web GUI Availability Level for the MMS Alerts Web Portal, (iii) the Service Availability Level for the WAP Portal and (iv) the Service Level Availability Level for the MMS Alerts Web Portal, all as defined below. Ericsson’s obligation to meet these Service Availability Levels is contingent upon the fulfillment by Customer of its responsibilities in this Schedule.

WEB GUI Availability Level (%)	Effective Date
99.5%	From Commercial Launch Date
Table A3.1
Web GUI Availability, as calculated using the formulas shown below in Table A3.2, shall be measured separately for MMS Alerts and Downloadable Content, over the period of each calendar month, calculated as set forth below; provided that Web GUI Availability shall be measured on a prorated basis for the first and last months that this Schedule is in effect:

Planned Service Availability	=	Available Time in Month - minus Scheduled Downtime

Actual Service Availability Service	=	Planned Service Availability - minus Unscheduled Downtime

Availability Level (%)	=	Actual Service Availability divided by Planned Service Availability in that month
Table A3.2
For any System Outage, the “Unscheduled Downtime” period begins when a System Outage pertaining to the Platform as described below is reported to Ericsson’s Technical Support. The “Unscheduled Downtime” period ends when a Remedy is found.
“Web GUI Availability” means the availability of the Web GUI for both the WAP portal (Web client) and the MMS alerts web portal as measured at the web servers on the Ericsson System (i.e. excluding measurements of the internet connectivity).
“System Outage” means any event that precludes more than 10% of Web GUI access attempts from processing during the event.
“Total Web GUI Availability” means the total time during the month excluding any periods of scheduled maintenance.
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
“Actual Web GUI Availability” for a month means Total Web GUI Availability for the month minus the total minutes of all System Outages for the month divided by Total Service Availability. (Actual Service Availability — Total Minutes of all System Outages / Total Web GUI Availability)

Service Availability Level (%)	Effective Date
99.5%	From Commercial Launch Date
Table A3.2
Service Availability Level, as calculated using the formulas shown below in Table A3.2, shall be measured separately for MMS Alerts and Downloadable Content over the period of each calendar month, calculated as set forth below; provided that Service Availability Level shall be measured on a prorated basis for the first and last months that this Schedule is in effect:

Planned Service Availability	=	Available Time in Month – minus Scheduled Downtime

Actual Service Availability	=	Planned Service Availability – minus Unscheduled Downtime

Service Availability Level (%)	=	Actual Service Availability divided by Planned Service Availability in that month
Table A3.2
For any System Outage, the “Unscheduled Downtime” period begins when a System Outage pertaining to the System as described below is reported to Ericsson’s Technical Support. The “Unscheduled Downtime” period ends when a Remedy is found.
“Service Availability” means the availability of the System to deliver the Content.
“System Outage” means any event that precludes the System from processing more than 10% of the attempts to access the Content.
“Total Service Availability” means the total time during the month excluding any periods of scheduled maintenance.
“Actual Service Availability” for a month means Total Service Availability for the month minus the total minutes of all System Outages for the month divided by Total Service Availability. (Actual Service Availability – Total Minutes of all System Outages / Total Service Availability).
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
EXHIBIT B
CREDIT REQUEST FORM

MSISDN or	File Name	Date & Time		Reason for
Phone Number	(Title)	Downloaded	Content Type	Credit

     Please submit in a CSV File Format
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
EXHIBIT C
TYPE OF CONTENT, PERCENTAGES AND MINIMUM AMOUNTS
          1. MMS Alerts

Ericsson
Content	Content		Minimum	Revenue
Provider	Type	Content Sub Type	Amount	Share	Billing Id
Accuweather	Alerts	3-day weather forecast	$***	***%	Accu_3Day
Accuweather	Alerts	Severe Weather Warnings	$***	***%	Accu_SevereWeather
Gizmoz	Alerts	Gypsy Genie	$***	***%	Gizmoz_Jeannie
Gizmoz	Alerts	Moodz Animation	$***	***%	Gizmoz_Emotionz
GoComics	Alerts	Best of Garfield	$***	***%	GC_Garfield
Hip n’ tasty	Alerts	A1 Graffiti	$***	***%	HnT_A1Grafitti
Hip n’ tasty	Alerts	World of Wallpapers	$***	***%	HnT_Wallpapers
MindMatics	Alerts	Fortune Cookies	$***	***%	PlanB_FortuneCookies
MindMatics	Alerts	Too Bad	$***	***%	PlanB_TooBad
MindMatics	Alerts	Top Cartoons	$***	***%	PlanB_TopCartoons
MindMatics	Alerts	Your Daily Horoscope	$***	***%	PlanB_Horoscope
Oasis	Alerts	AP Business News Headlines	$***	***%	AP_Business
Oasis	Alerts	AP Entertainment News Headlines	$***	***%	AP_Entertainment
Oasis	Alerts	AP Health News Headlines	$***	***%	AP_Health
Oasis	Alerts	AP Political News Headlines	$***	***%	AP_Political
Oasis	Alerts	AP Science News Headlines	$***	***%	AP_Science
Oasis	Alerts	AP Sports News Headlines	$***	***%	AP_Sports
Oasis	Alerts	AP Strange News Headlines	$***	***%	AP_Strange
Oasis	Alerts	AP Technology News Headlines	$***	***%	AP_Technology
Oasis	Alerts	AP US News Headlines	$***	***%	AP_US
Oasis	Alerts	AP World News Headlines	$***	***%	AP_World
Readers Digest	Alerts	Health Tips	$***	***%	RD_HealthTips
Readers Digest	Alerts	Word Power	$***	***%	RD_WordPower
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
2. Dowloadable Contents

Ericsson
			Minimum	Revenue
Content Provider	Content Type	Content Sub Type	Amount	Share	Billing Id
9squared	Images	Standard	$***	***%	cw35-30
9squared	Master Tones	Indie	$***	***%	mt35-52
9squared	Ring Tones	Indie	$***	***%	pr35-35
Disney	Games	premiumbranded	$***	***%	jg85-324
Disney	Images	Premium	$***	***%	pw40-100
Disney	Master Tones	majorentbrand	$***	***%	mt40-100
EMI	Master Tones	majorlabel	$***	***%	mt50-150
ESPN	Games	premiumbranded	$***	***%	jg85-324
ESPN	Images	premium	$***	***%	pw40-100
ESPN	Master Tones	majorentbrand	$***	***%	mt40-100
Gameloft	Games	standard	$***	***%	jg50-125
Gameloft	Games	standardbranded	$***	***%	jg70-200
Gameloft	Images	Standard	$***	***%	cw50-35
Gameloft	Ring Tones	Polyphonic	$***	***%	pr50-35
Getty Images	Games	standardbranded	$***	***%	jg70-100
Getty Images	Images	Standard	$***	***%	cw50-25
Lagardere	Master Tones	Indie	$***	***%	mt40-60
Magmic, Inc.	Games	premiumbranded	$***	***%	jg70-200
Magmic, Inc.	Games	standardbranded	$***	***%	jg50-125
Media Lead LLC	Games	premiumbranded	$***	***%	jg70-200
Media Lead LLC	Games	standard	$***	***%	jg50-125
Media Lead LLC	Images	standard	$***	***%	cw35-30
Media Lead LLC	Master Tones	celebrityvoice	$***	***%	mt40-52
Media Lead LLC	Master Tones	indie	$***	***%	mt35-52
Media Lead LLC	Master Tones	original	$***	***%	mtw20-30
mForma	Games	standard	$***	***%	jg70-200
mForma	Images	Standard	$***	***%	cw50-35
mForma	Ring Tones	indie	$***	***%	pr50-35
MindMatics	Games	standard	$***	***%	jg55-150
MindMatics	Games	standardbranded	$***	***%	jg70-200
MindMatics	Images	Standard	$***	***%	cw35-35
Moderati	Games	standard	$***	***%	jg67-150
Moderati	Games	standardbranded	$***	***%	jg73-200
Moderati	Images	Standard	$***	***%	cw60-35
Moderati	Ring Tones	indie	$***	***%	pr67-35
NoiseFactory	Master Tones	original	$***	***%	mt20-10
Pokemon	Images	Premium	$***	***%	pw40-52
Pokemon	Master Tones	celebrityvoice	$***	***%	mt40-52
SkyZone Entertainment, Inc.	Games	premiumbranded	$***	***%	jg70-200
SkyZone Entertainment, Inc.	Games	standardbranded	$***	***%	jg50-125
Smartphones	Images	Standard	$***	***%	cw35-30
Smartphones	Master Tones	celebrityvoice	$***	***%	mt40-52
Smartphones	Master Tones	indie	$***	***%	mt35-52
Smartphones	Master Tones	original	$***	***%	mtw20-30
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED

Ericsson
			Minimum	Revenue
Content Provider	Content Type	Content Sub Type	Amount	Share	Billing Id
Smartphones	Ring Tones	Polyphonic	$***	***%	pr35-35
Sony Pictures	Games	premiumbranded	$***	***%	jg75-200
Sony Pictures	Images	Standard	$***	***%	cw65-50
Sony Pictures	Master Tones	majorentbrand	$***	***%	mtw70-100
UMG	Images	premium	$***	***%	pw50-80
UMG	Master Tones	majorlabel	$***	***%	mt50-100
Warner Brothers	Games	premiumbranded	$***	***%	jg73-200
Warner Brothers	Games	standardbranded	$***	***%	jg73-200
Warner Brothers	Images	Standard	$***	***%	cw60-35
Warner Brothers	Master Tones	majorentbrand	$***	***%	mt40-80
Warner Brothers	Ring Tones	majorentbrand	$***	***%	pr67-35
Warner Brothers	Ring Tones	majorentbrand	$***	***%	pr67-35
WMG	Images	Premium	$***	***%	pw50-68
WMG	Master Tones	majorlabel	$***	***%	mt50-100
Zingy	Games	premiumbranded	$***	***%	jg73-200
Zingy	Games	standard	$***	***%	jg67-150
Zingy	Images	Standard	$***	***%	cw35-30
Zingy	Master Tones	celebrityvoice	$***	***%	mt40-52
Zingy	Master Tones	Indie	$***	***%	mt35-52
Zingy	Master Tones	majorlabel	$***	***%	mt60-115
Zingy	Master Tones	original	$***	***%	mtw20-30
Zingy	Ring Tones	indie	$***	***%	pr35-35
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
EXHIBIT D
PREMIUM WAP CONTENT SERVICE
Premium WAP Content Service
For purposes of this Exhibit and this Schedule, Premium WAP Content Service will include the features and functionalities detailed in Table 1 below. Additional customization and future functionality including, but not limited to, adding additional content providers to the Managed Content Services are considered out of scope. If Customer requests such customization and future functionally, Ericsson will provide Customer with a price quote based on Customer’s requirements. Customization and future functionality services are contingent upon Customer agreeing to the quoted price and providing authorization for Ericsson to proceed with the provision of such services as set forth in Exhibit B to the HMS Agreement.

Item	Description

WAP Deck Home	The default entry portal. Mobile Devices in Customer’s network will contain configuration parameters to direct the mobile device to the this location

Alerts	Ericsson will create and maintain WAP pages that allow Subscribers access to Ericsson’s MMS Alerts subscription service

Ringbacks	Ericsson will create and maintain WAP pages that allow Subscribers access to Ericsson’s Ringback Tone service. This page is only included if Customer buys the Ringback tone service from Ericsson. Should Customer select another vendor for Ringbacks, then Ericsson will only link to the vendor’s WAP page, if it is available.

News	Ericsson will create and maintain WAP pages that allow Subscribers to access WAP news sources.

Sports	Ericsson will create and maintain WAP pages that allow Subscribers to access WAP sports sources.

Weather	Ericsson will create and maintain WAP pages that allow Subscribers to access WAP Weather sources.

Portals	Ericsson will create and maintain WAP pages that allow Subscribers to access WAP portal sources
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
Table 1:Premium WAP Content Service
The Premium Links on the WAP Portal will include links to third party content, such as the content listed below. The Premium Links are subject to change by Ericsson, depending on availability.
1. AccuWeather — For Weather related services including Forecast, Radar etc.
2. ESPN — Sports related information, Recent scores
3. Fandango — Movies available in your area, Buy Tickets for Entertainment.
4. USA Today — News Stories in US
5. Google Search — Link to google search (included as Text Box from the landing page)
6. AP
Premium WAP Content Reporting Services
Ericsson will provide Customer with the following reporting services in addition to those set out in Table A1.4 in Section 1.3 of Exhibit A-1:

Item Number	Description
3. Wap Portal Performance Report	Ericsson shall provide Customer with a WAP Portal Performance Report indicating current and historical performance data of the Premium WAP Content Services by the end of every month. The report will contain, at a minimum:
• Unique Visitors per WAP Page
• Per Day
• Per Month

• Total WAP Page views
• Per Day
• Per Month
Table D-1.3
Customer Responsibilities
Customer shall provision and configure the necessary network systems (HLR, GGSN, SGSN) to allow the necessary Access Point Numbers defined by and used in Customer’s data network (“APN”s) to accommodate the service levels and restrictions described in this Exhibit D.
Ericsson Responsibilities
Ericsson will provision and configure the WAP Gateway with the necessary APNs to accommodate the service levels and restrictions described in this Exhibit D.
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
EXHIBIT E1-E4
FLOW THROUGH PROVISIONS FOR CERTAIN CONTENT
To be inserted herein:
Exhibits E1 — ESPN Flow-Through Provisions
Exhibit E2 — EMI Ringtunes Flow-Through Provisions
Exhibit E3 — Master Tone Supplement and Universal Music Group Flow-Through Provisions
Exhibit E4 — Warner Music Group Flow-Through Provisions
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit 10.6(c) REDACTED
CONFIDENTIAL TREATMENT REQUESTED
EXHIBIT F
ACCEPTANCE TEST DOCUMENTS
To be inserted herein:
GSM RCC Acceptance Test Record
RCC – MIST Acceptance Test Record
RCC – Alerts Acceptance Test Record
MMS Content Punch List
Schedule 2 to HMS Agreement — Managed Content Services

*** Information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.